SUPPLEMENT TO THE
                     STATEMENT OF ADDITIONAL INFORMATION OF
                      KEYSTONE SMALL COMPANY GROWTH FUND II
                                  (THE "FUND")


         The cover page of the statement of additional information of the Fund is hereby supplemented as follows:

              "This statement of additional information pertains to all classes of shares of Keystone Small Company Growth Fund II (the "Fund"). It is not a prospectus, but relates to, and should be read in conjunction with, either the prospectus offering Class A, B and C shares dated August 30, 1996, or the separate prospectus offering Class Y shares dated December 10, 1996. You may obtain copies of each prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc. (formerly Keystone Investment Distributors Company) (the "Principal Underwriter"), or your broker-dealer. The Principal Underwriter is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034."



December 19, 1996